                                                                  EXHIBIT 10.20

                      NBD BANK AND NATIONAL TECHTEAM, INC.
                     END USER COMPUTER TRAINING AGREEMENT

This Agreement is made September 15, 1995, by and between NBD Bank, including without limitation its now owned and hereafter acquired subsidiaries and affiliates, hereafter "NBD", having its principle place of business at 611 Woodward Avenue, Detroit, Michigan 48226, and National TechTeam, Inc., hereafter "NTT", having its principle place of business at 22000 Garrison Avenue, Dearborn, Michigan 48124.

GENERAL.

Whereas NBD seeks to promote the long-term effectiveness of its employees by improving their productive use of personal computers and software programs, Whereas NTT would like to develop, customize, and deliver high-quality training programs to meet NBD's needs. Therefore this Agreement, including the exhibits which may be revised from time-to-time with the consent of both parties, sets forth the training services and support as well as the terms and conditions that will govern both parties. It is agreed that these and future services will be adapted to the needs of NBD and delivered in a manner that will ensure NBD's workforce gains and maintains a competitive advantage now and for the future.

1.    TERM AND TERMINATION.

      1.01 INITIAL TERM. The initial term of this Agreement is 24 months.

      1.02 AUTOMATIC RENEWAL. Unless otherwise terminated by either party 60 days prior to the end of the then current term of the Agreement, the Agreement shall automatically renew for successive one-year terms. NTT will furnish NBD with a reminder notice of the contract renewal 90 days prior to the automatic contract renewal date.

      1.03 TERMINATION WITHOUT CAUSE. Either party may terminate this Agreement without cause by giving the other party 120 days advance written notice.

      1.04 TERMINATION WITH CAUSE. Either party may, upon giving the required notice, terminate this Agreement with cause as specifically set forth in other sections of this Agreement.

2.    COURSES, CUSTOMIZATION, AND DOCUMENTATION SERVICES.

      2.01 NBD BANK CLOSED ENROLLMENT. NTT will provide closed enrollment, instructor-led training classes for the approved NBD Standard software applications (see Exhibit A). These courses and classes will be adapted to NBD's needs and will include beginning, intermediate, and advanced level topics.

      2.02 NEW COURSE DEVELOPMENT. NTT will assist NBD in meeting its professional training needs by developing and delivering new training courses and programs that enhance NBD's ability to deliver high-quality services and products to its customers. New courses or replacement courses for those on the NBD closed enrollment course list require four to eight weeks to develop and another three to four weeks following approval by NBD before they can be presented. Course development and deployment will be accomplished using the methodology defined in Exhibit B, Courseware Design Evaluation Checklist.

      2.03 MODIFICATION OF EXISTING COURSEWARE. As part of the continuous process improvement, NTT will partner with NBD to modify and adapt NTT's existing Courseware to NBD's specific needs. Modification of existing Courseware, like the development of new Courseware, will be guided by the process described in Exhibit B, Courseware Design Evaluation Checklist.

           2.03.1 Within seven business days after NTT completes each of the steps listed in the process checklist, NBD will either approve the work or specify changes to be made. If major changes are requested by NBD following approval of the expanded outline (Step 1), NTT and NBD will prepare a revised development plan and schedule.

           2.03.2 Course formats, descriptions, objectives and materials developed by NTT shall be suitable for the intended NBD enrollment. NTT Guidelines for development of customized Courseware are set forth in Exhibit B, Courseware Design Evaluation Checklist.


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NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 2 OF 19
September 15, 1995



             2.03.3 Closed enrollment courses customized by NTT will include course modules with objectives, functional content, and examples that are tailored to NBD's business environment. Course modules will be designed around logically grouped functions and allow adequate practice time for students. Each four hours of training will include one fifteen minute break period.

             2.03.4 NTT will make recommendations to NBD concerning course format, length, and content for each class. The objective is to structure each class to focus on specific application functions to give students comprehensive exposure to program functionality in the shortest possible time. NBD will have final approval for course content, format, and length.

      2.04 CUSTOMIZATION OF COURSEWARE. NTT will employ professionally qualified Courseware developers to customize courses to NBD's needs. Customization may include:

             2.04.1 Revising the course outline by deleting or rearranging existing modules or combining elements from more than one course. Revisions may be made to shorten the length of the training class or to meet special training needs or constraints identified by NBD.

             2.04.2 Developing specific examples or training exercises that are tailored to the course and to the students.

             2.04.3 Adapting the class to local operating procedures or hardware requirements.

             2.04.4 Preparing special class participant guides, job aids, and other related training materials for students.

             2.04.5 NTT will offer, for a fee and production cost, document and consulting services that may be needed to support the training (see Exhibit D).

             2.04.6 Travel expenses for Courseware developers performing services 60 miles or more from the designated NTT training hubs (see Exhibit D), which are chargeable at actual cost, will be separately identified and itemized on invoices. NTT will ensure that these costs are reasonable and generally conform to NBD's policies and practices for the reimbursement of reasonable expenses to its employees. Expenses may include transportation, lodging, meals, and other expenses incurred incidental to the travel.

      2.05 COURSEWARE RIGHTS. NTT will customize Courseware and other training materials needed for NBD's closed enrollment programs. NBD will have the right to use NTT customized Courseware during the term of the Agreement and thereafter will retain the rights to confidentiality of such customized Courseware. NTT may not use Courseware customized for NBD in any other industrial, commercial, or government activity. NTT may, however, with NBD's approval and direction, use such material for a reasonable period of time to conduct training classes for organizations formerly owned by NBD.

      2.06 COURSEWARE COPYRIGHTS AND RIGHTS OF USE. NTT retains full copyrights and distribution rights for the NBD customized Courseware in both use and delivery. During the term of the Agreement, NTT grants to NBD the right to use this course material for its internal use only. Exhibit D list pricing for Courseware.

      2.07 COURSEWARE MATERIALS. During the term of the Agreement, NTT will furnish NBD with electronic and hardcopy versions of all current NBD customized Courseware, course examples, instructor manuals, teaching materials, and other course related data files. NBD is responsible for maintaining its own back-up files of current course material.





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NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 3 OF 19
September 15, 1995



      2.08 ENROLLMENT AGENT. NTT is designated to act as an agent on behalf of NBD for the limited purpose of negotiating enrollment arrangements with Inacom Information Services or other third parties that are approved by NBD.

      2.09 OPEN ENROLLMENT COURSES.  NTT has partnered with Inacom
           Information Services to provide NBD with training for programs and applications that are not included in the NTT developed and delivered closed enrollment program. The intent of the open enrollment program is to ensure that training is available to NBD employees and organizations that are not using software supported under the closed enrollment program; open enrollment courses include beginning, intermediate, and advanced training. NTT may, if requested by NBD, provide open enrollment training where NTT has the required course materials or otherwise agrees to provide the training.

      2.10 CANCELLATION POLICY FOR OPEN ENROLLMENT. Unless otherwise agreed, the procedure and practices for cancellation of open enrollment classes provided by third parties, including Inacom Information Services and its affiliates, will be identical to NTT's.

      2.11 STUDENT ENROLLMENT.  NTT will provide Inacom Information
           Services and its affiliates with enrollment confirmation information for NBD employees that will be attending their open enrollment classes. When NTT confirms each employee's class enrollment, the employee will be given a class enrollment confirmation number to be presented at the class.

      2.12 PAYMENT FOR OPEN ENROLLMENT CLASSES. NBD will be billed in advance for the cost of coupons purchased by NTT for NBD's use; they will be procured monthly based on forecasted training requirements furnished by NBD. Training coupons remain the property of NBD.

3.   QUALITY CONTROL.

      3.01 REGULARLY SCHEDULED PERFORMANCE REVIEWS. NTT and NBD hold quality performance review meetings every two months to assess the quality of courses, instruction , and such other matters as deemed appropriate. The agenda for these meetings will include, but is not limited to, course content, materials, instructors, evaluations, testing, facilities, scheduling, registration, and billing.

      3.02 PERFORMANCE DEFICIENCIES AND RESOLUTION. Should NBD conclude that the NTT training programs are not meeting NBD standards, NTT will take immediate action to rectify the deficiencies. NBD will provide NTT with a written list of the deficiencies and NTT will be given a reasonable time to develop and implement corrective actions that are acceptable to NBD. If NTT is unable within a reasonable time, not to exceed 30 days, to correct the deficiencies to comply with NBD standards, NBD may terminate the Agreement.

      3.03 ASSESSMENTS AND EVALUATIONS. NTT will provide a "pre-course" student skill assessment tool as an instrument for determining course level placement. The parties will also use the Kirkpatrick Assessment Model to measure skill improvement of students at the four levels described below. NTT will administer all assessment and evaluation processes and the results will be reported to NBD on a monthly or quarterly basis as appropriate.

           3.03.1 Level I evaluations, which measure each student's reaction to training on the day of training, will be administered by NTT at the end of the class and tracked electronically. Statistical analysis and evaluation of the results will be given to NBD monthly or on request.

           3.03.2 Level II evaluations, which measure what each student learned during the class, will be based on pre- and post-training evaluations; the assessment measures will be jointly developed by NBD and NTT.





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NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 4 OF 19
September 15, 1995



           3.03.3 Level III evaluations, which measure the student's ability to apply the knowledge gained in the classroom to the job, are normally reviewed 30 - 45 days after completion of training. Unlike level I and II evaluations, level III evaluations are based on statistically valid random samples of students and are performed quarterly.

           3.03.4 Level IV evaluations measure the effect that training has on the productivity and return on investment; the assessment measures will be developed jointly by NBD and NTT during the initial term of the Agreement. Level IV evaluations are based on statistically valid random samples of students and are performed quarterly.

4.   REGISTRATION.

      4.01 CLOSED ENROLLMENT COURSE CATALOGS. NTT will provide NBD with a customized course catalog containing information about courses and classes offered to NBD employees; the catalog will be updated and distributed three times each year.

      4.02 REGISTRATION PROCEDURE. NBD employees will register for all closed enrollment, open enrollment, and NBD taught classes by calling NTT's training center (see Exhibit E). Students must bring a properly completed class confirmation notice, with their cost center manager's signature, to class; NTT will return class rosters and the signed confirmation notices to NBD.

      4.03 MAXIMUM CLASS ENROLLMENT. Unless otherwise requested by NBD, class enrollment will be limited to a maximum of 12 students.

      4.04 CLASS CONFIRMATIONS. NTT will send each registered student a class confirmation notice acknowledging enrollment in the class; confirmation notices will include the student's name, course title, and the class date, time, and location. The form and method of delivering class confirmation notices will be jointly determined by both parties and may change as technology evolves. All costs incurred for administering class confirmations are included in the course fees and are borne by NTT.

      4.05 REGISTRATION AND ATTENDANCE DATA FILE TRANSFERS. NTT will provide NBD with a monthly electronic file download of NBD employee class registration and attendance information in a format compatible with NBD's registration and tracking system. NTT will maintain NBD class registration information for two years after the course training date.

      4.06 CANCELLATION POLICY. Students that need to cancel their enrollment in NTT closed enrollment classes may do so by telephoning the NTT training center (see Exhibit E). NTT will attempt to reschedule the student for the next available class and will update the student record to reflect the change.

           4.06.1 If NTT receives a request for enrollment cancellation five business days or more in advance of a scheduled class, the class fee will be fully refunded.

           4.06.2 If NTT receives a request for enrollment cancellation three to five business days in advance of a scheduled class, 75% of the class fee will be refunded. However, if NTT is successful in filling the class opening with another employee on the waiting list, the class fee will be fully refunded.

           4.06.3 If NTT receives a request for enrollment cancellation less than three business days in advance of a scheduled class, no refund will be given. However, if NTT is successful in filling the class opening with another employee on the waiting list, the class fee will be fully refunded.

      4.07 PER STUDENT CLASSES. Per student classes include an instructor and manuals in addition to registration, scheduling, course customization, and other program management expertise. If




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NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 5 OF 19
September 15, 1995



           NBD chooses the NTT per student pricing model, NTT will administer registrations and cancellations caused by low enrollment. If, five days prior to the class, enrollment is less than seven students at a hub location or five students at a remote location, NTT has the option of canceling the class at no charge to NBD. If the number of students fails to meet the minimum of students required for the class, NBD may elect to pay the group rate for the training.

      4.08 GROUP CLASSES. Group classes include an instructor and manuals. In addition, it is agreed that NTT will track student participation in group classes by entering enrollment information, provided by NBD, in the NTT registration system. Special requests or group classes arranged and administered by an NBD coordinator will never be canceled by NTT; group class cancellations must be made by NBD at least five business days in advance of the class. NBD will assume responsibility for making and administering registrations, cancellations, and confirmations; group rates will apply (see Exhibit D).

5.   ADMINISTRATION.

      5.01 CLOSED ENROLLMENT CLASSES. NTT will manage the administrative tasks related to scheduling, registration, marketing, management reporting, and billing for NBD closed enrollment.

      5.02 OPEN ENROLLMENT CLASSES. NTT will coordinate NBD student class registrations, confirmations, and cancellations for open enrollment courses taught by Inacom Information Services.

      5.03 CATALOGS. NTT will develop and distribute customized NBD training catalogs at four month intervals listing course descriptions, schedules, prerequisites, and administrative policies for NBD closed enrollment courses.

      5.04 INVOICING. NTT will provide appropriately detailed invoices monthly (content and format will be approved by NBD) to NBD at the address shown below for closed enrollment classes, services, and Inacom training coupons purchased on behalf of NBD by NTT under this Agreement. A second information only copy of the invoice and supporting detail will be sent to the Systems Development Division. Payment terms will be net 30 days from invoice date.

                    NBD  Bank
                    Administration Support, 2nd Floor
                    9000 Haggerty Road
                    Belleville, Michigan 48111

6.   FACILITIES.

      6.01 COMPUTER WORKSTATION CONFIGURATION. NTT will provide classroom facilities, equipment, and software which duplicate the predominant computing environment as defined by the NBD End-User Computing Desktop Standards.

      6.02 TRAINING AIDS AND EQUIPMENT. NTT will provide classrooms equipped with workstation screen projection system capable of projecting readable screen images from the instructor's workstation for viewing by all students. In addition, overhead projection equipment, dry-marker boards, and flip-charts will be available as needed.

      6.03 NTT TRAINING CENTER AND TRAINING HUB LOCATIONS. NTT training center and hub locations are listed in Exhibit E.


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NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 6 OF 19
September 15, 1995

7.   INSTRUCTORS.

      7.01 INSTRUCTOR QUALIFICATIONS. NTT will provide instructors qualified to teach the closed enrollment courses listed on Exhibit
           A. NTT will certify that each instructor has acquired a practical knowledge of the NBD closed enrollment programs.

      7.02 CLASS AUDITS AND REMOVAL OF INSTRUCTORS. NBD may conduct audits on the classes taught by NTT to ensure that training meets NBD's standards. NBD and NTT agree to use the Instructor Evaluation form (see Exhibit C) as a tool to measure for quality performance. NBD may, upon giving NTT adequate advance written notice, request that a specific instructor not be assigned to teach an NBD closed enrollment course or class.

      7.03 REGULAR TRAINING HOURS. Instructors will be available to teach at the designated facilities during regular business hours, i.e., 8:00 a.m. to 5:00 p.m., Monday through Friday. At NBD's request, training may be scheduled outside of regular business hours at mutually agreeable times for an additional fee (see Exhibit D).

      7.04 TRAVEL EXPENSES. Travel expenses for instructors performing services 60 miles or more from the designated NTT Training Hubs (see Exhibit E), chargeable actual cost, will be separately identified and itemized on invoices sent to NBD. NTT will ensure that these costs are reasonable and generally conform to NBD's policies and practices for the reimbursement of reasonable expenses to its employees. Expenses may include transportation, lodging, meals, and other expenses incurred incidental to the travel.

8.   PRICING AND SPECIAL TERMS.

      8.01 CLOSED ENROLLMENT. NTT will provide NBD with quality instructors, registration, class customization services, and Courseware for closed enrollment at NTT's or NBD's facilities (see Exhibit D).

      8.02 OPEN ENROLLMENT. Inacom Information Services pricing for open enrollment programs is listed in Exhibit D.

      8.03 PRICE PROTECTION. During the initial term of this Agreement, the price list shown on Exhibit D will apply. Following the initial term of the Agreement NTT will limit increases on both a per student and group basis to no more than eight percent of the prior year's rate.

      8.04 In the future, if NBD should separately contract with NTT to provide corporate help desk support, NBD shall be entitled to a $15.00 credit per student per class attended from NTT's Standard Subscription Support Service charge.

9.   CONFIDENTIALITY

      9.01 CONFIDENTIAL AND PROPRIETARY INFORMATION. Documentation and information, including orally or visually disclosed, is confidential if:

             9.01.1 It is designated as confidential or proprietary, by letter, stamp or legend; by verbal notice, or

             9.01.2 It would be apparent to a reasonable person, familiar with the disclosing party's business or the industry in which it operates, that such information is of a confidential or proprietary nature. All such proprietary or confidential information, collectively, "Proprietary Information", shall be treated confidentially by the receiving party and its employees and shall not be disclosed by the receiving party without the disclosing party's prior written consent. Proprietary Information shall include, but is not limited to, the names, addresses and telephone information concerning NBD employees and customers, as well as all technical

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NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 7 OF 19
September 15, 1995



                   information and documentation not generally available to end users which NBD provides to NTT hereunder.

     9.02  TREATMENT OF PROPRIETARY INFORMATION.  A party to the
           Agreement shall not duplicate or in any from reproduce, summarize, or otherwise disclose Proprietary Information of the other party, except in accordance with the terms and conditions of this Agreement. Each party shall have an appropriate Agreement with each of its employees and agents having access to the other party's Proprietary Information sufficient to enable that party to comply with all terms of this Agreement. Each party agrees to protect the other's Proprietary Information with the same standard of care and procedures which it uses to protect its own trade secrets and confidential or Proprietary Information of like importance and, in any event, shall adopt or maintain procedures reasonably calculated to protect such Proprietary Information.

     9.03 FURTHER TREATMENT OF PROPRIETARY INFORMATION. Each party agrees to hold all Proprietary Information of the other party in trust and confidence for the other party and not to use the same other than as expressly authorized under this Agreement or in furtherance of its obligations under this agreement. Each party agrees not to disclose any such Proprietary Information, without the prior written consent of the other party, to anyone other than each party's employees, agents, or contractors who have a need to know same to carry out the rights granted hereunder or as required under any applicable law or regulation.

     9.04 EXCEPTIONS. Any obligation in the confidentiality provisions of this Agreement does not apply to any information which:

           9.04.1 Is or becomes known publicly through no fault of the receiving party; or;

           9.04.2 Is already known or becomes known to the receiving party, except as listed or specified in writing by the receiving party as being the subject of previous discussions between the disclosing party and the receiving party regarding Proprietary Information, and is so agreed by both parties; or;

           9.04.3 Is developed by or for the receiving party independent of activities under this Agreement.

10.  INDEMNITY.

     10.01 INDEMNIFICATION BY NTT. NTT agrees to indemnify and hold NBD harmless from and against any and all claims, demands, costs and liabilities, including all reasonable legal fees and expenses, of any kind whatsoever, arising directly or indirectly out of NTT's performance under this Agreement. NBD agrees to promptly notify NTT if any such claims arise and offer NTT reasonable assistance and information necessary in responding to and defending against any such claims.

     10.02 INDEMNIFICATION BY NBD. If notified in writing of any action or prior claim brought against NTT alleging that NTT's use of the Product or any other materials provided to NTT by NBD hereunder infringes any valid United States patent or copyright, NBD will defend that action at its expense and will pay the costs and damages awarded against NTT in the action, provided:

           10.02.1 NBD shall have sole control of the defense of any such action and all negotiations for its settlement or compromise; and

           10.02.2 NTT, and where applicable, those for whom NTT is in law responsible, cooperate fully with NBD in its defense of the action; and

           10.02.3 NBD shall have no liability if the action results from the use of the Product or other materials delivered by NBD for purposes or in an environment for which it was not designed, modification of the Product or other materials delivered by

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 8 OF 19
September 15, 1995


                   NBD or use of the Product or material delivered by NBD in combination with software or other products not supplied by NBD.

     10.03 LIMITATION OF LIABILITY. Neither NBD or NTT shall be liable to the other for incidental, consequential, exemplary, indirect or special damages of any kind including, without limitation, loss of profits, savings, revenue, or other commercial loss or the claims of third parties including end users whether or not advised of the possibility of such loss, however caused and on any theory of liability, arising out of this Agreement or the relationship of NBD and NTT.

11.  MISCELLANEOUS

     11.01 ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties concerning the subject matter hereof and supersedes all prior statements, representations, discussion, negotiations and Agreements, both oral and written.

     11.02 AMENDMENT OR WAIVER. This Agreement may not be amended or modified except in a writing signed by authorized officers of both parties.

     11.03 ILLEGAL OR UNENFORCEABLE PROVISIONS. In the event that any one or more of the provisions of this Agreement shall be found to be illegal or unenforceable, this Agreement shall nevertheless remain in full force and effect, and such term or provision shall be deemed severed.

     11.04 INDEPENDENT CONTRACTORS. The parties to this Agreement are independent contractors. No relationship or principal to agent, master to servant, employer to employee or franchiser to franchisee is established hereby between the parties. Neither party has the authority to bind the other or incur any obligation on its behalf.

     11.05 NO WAIVER. Neither of the party's rights to enforce provisions of this Agreement shall be affected by any prior course of dealing, waiver, delay, omission or forbearance.

     11.06 ASSIGNMENT. This Agreement and the rights granted hereunder shall not be assigned, encumbered by security interest or otherwise transferred by NTT without the prior written consent of NBD. NBD may assign this Agreement at any time upon giving written notice of such action to NTT.

     11.07 NOTICES. Any notice or other communication to the parties shall be sent to the addresses shown below or such other places as they may from time to time specify by notice in writing to the other party. Any such notice or other communication shall be in writing, and, unless delivered to a responsible officer of the addressee, shall be given by overnight courier, facsimile or telex and shall be deemed to have been given when such notice should have reached the addressee in the ordinary course.

                    NATIONAL TECHTEAM, INC.

                    22000 Garrison Avenue
                    Dearborn, MI  48124 USA
                    ATTN: Warren Webermin, Vice President
                    (313) 277-2277 Telephone
                    (313) 277-6409 Facsimile

                    NBD  BANK

                    Administration Support, 2nd Floor
                    9000 Haggerty Road
                    Belleville, Michigan 48111
                    (313) 957-2435 Telephone
                    (313) 957-2450 Facsimile

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 9 OF 9
September 12, 1995


     11.08 FURTHER ASSURANCES. The parties agree to do all such things and to execute such further documents as may reasonably be required to give full effect to this Agreement.





     11.09 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan without reference to conflict of laws principles.

     11.10 JURISDICTION. Any dispute arising out of this Agreement shall exclusively be brought in the state and federal courts within Wayne County, Michigan.

WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement as of the Effective Date first above written.

            NBD BANK                          NATIONAL TECHTEAM

            By   /s/ Ben Hollist         By     Warren E. Webermin
                 -----------------------        ----------------------
            Name  Ben Hollist            Name   WARREN E. WEBERMIN
                 -----------------------        ----------------------
                      (print or type)                (print or type)
            Title First Vice President   Title  Vice President
                 -----------------------        ----------------------
            Date  9/20/95                       Date   Sept. 26, 1995
                 -----------------------        ----------------------

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 10 OF 10
September 12, 1995
--------------------------------------------------------------------------------


EXHIBIT A
NBD CLOSED ENROLLMENT
CUSTOMIZED STANDARD SOFTWARE COURSES

                                                       COURSE
                    COURSE TITLE                        HOURS
------------------------------------------------------------------
Introduction to Personal Computers                         4
------------------------------------------------------------------
Introduction to LAN Concepts                               2
------------------------------------------------------------------
Novell Netware Use and Operations                          2
------------------------------------------------------------------
Microsoft Windows                                          4
------------------------------------------------------------------
Lotus SmartSuite Interface and Commonalties                4
------------------------------------------------------------------
Lotus Ami Pro 3.1 Fundamentals                             8
------------------------------------------------------------------
  Lotus Ami Pro 3.1 Formatting                             4
------------------------------------------------------------------
  Lotus Ami Pro 3.1 Tables and Forms                       4
------------------------------------------------------------------
  Lotus Ami Pro 3.1 Macros                                 4
------------------------------------------------------------------
  Lotus Ami Pro 3.1 Managing Style Sheets                  4
------------------------------------------------------------------
Lotus Freelance 2.1 Fundamentals                           8
------------------------------------------------------------------
  Lotus Freelance 2.1 Presentations                        4
------------------------------------------------------------------
Lotus Approach 3.0 Fundamentals                            8
------------------------------------------------------------------
  Lotus Approach 3.0 Find and Report                       4
------------------------------------------------------------------
  Lotus Approach 3.0 Templates                             4
------------------------------------------------------------------
Lotus 1-2-3 5.0 Fundamentals                               8
------------------------------------------------------------------
  Lotus 1-2-3 5.0 Linking                                  4
------------------------------------------------------------------
  Lotus 1-2-3 5.0 Printing Techniques                      4
------------------------------------------------------------------
  Lotus 1-2-3 5.0 Charting                                 4
------------------------------------------------------------------
  Lotus 1-2-3 5.0 Databases                                4
------------------------------------------------------------------
Lotus Organizer 1.1 and 2.0 Fundamentals                   4
------------------------------------------------------------------
  Lotus Organizer 1.1 and 2.0 Personal Data Management     4
------------------------------------------------------------------
Lotus cc:Mail 2.1 Fundamentals                             4
------------------------------------------------------------------
Lotus SmartSuite 3.1 Integration                           4
------------------------------------------------------------------
Microsoft Access 2.0                                       8
------------------------------------------------------------------
Microsoft Project 4.0                                      16
------------------------------------------------------------------

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 11 OF 11
September 12, 1995



EXHIBIT A (CONTINUED)
NBD OPEN ENROLLMENT
NON-STANDARD SOFTWARE COURSES

                               COURSE
       COURSE TITLE            HOURS
--------------------------------------
Introduction to DOS              8
--------------------------------------
DOS based applications           8
--------------------------------------
WordPerfect for Windows          8
--------------------------------------
Microsoft Word for Windows       8
--------------------------------------
Microsoft Excel                  8
--------------------------------------

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 12 OF 12
September 12, 1995



EXHIBIT B
COURSEWARE DESIGN EVALUATION CHECKLIST

The attached Courseware Design Evaluation Checklist has been prepared by National TechTeam for use by National TechTeam Lead Documentation Specialist to ensure that all quality checks have been performed for each documentation deliverable. This Courseware Design Evaluation Checklist is to be used in addition to Project Tracking Sheets which are incorporated at key deliverable points.

The result is a quality product and a guarantee that all internal ISO 9000 Quality Standards and external customer expectations have been met.

PART I:  PROCESS CHECKLIST

The documentation development is currently defined as a 9-step process. Each step is supportive of the following step and adheres to all customer expectations and timing. The process may vary according to customer specification and is subject to change as additional steps are incorporated.

A Training/Documentation Model Timeline is distributed to the development team prior to project start.

PART II:  SPECIFIC COMPONENTS CHECKLIST

Components to be included in the documentation development process are identified and accounted for. These components are incorporated into the document development and tracked by the Lead Documenter.

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 13 OF 13
September 12, 1995



EXHIBIT B (CONTINUED)
COURSEWARE DESIGN EVALUATION CHECKLIST

This document is to be completed by the Lead Documenter for a course. Upon completion of this document, attach supplemental Project Tracking Sheets.

PART I:  PROCESS CHECKLIST

                                            STEP                                              COMPLETE
-------------------------------------------------------------------------------------------------------
1.  Course adheres to approved, expanded outline
-------------------------------------------------------------------------------------------------------
2.  Course is developed for appropriate audience profile
-------------------------------------------------------------------------------------------------------
3.  Course is developed with predetermined prerequisites in mind
-------------------------------------------------------------------------------------------------------
4.  Course is dry run
-------------------------------------------------------------------------------------------------------
5.  Course is piloted
-------------------------------------------------------------------------------------------------------
6.  All necessary revisions have been made
-------------------------------------------------------------------------------------------------------
7.  Subject Matter Expert (SME) and NBD Project Manager review/approve final course material
-------------------------------------------------------------------------------------------------------
8.  NBD Project Manager reviews/approves final instructor notes
-------------------------------------------------------------------------------------------------------
9.  Final materials ready for production (delivery to customer)
-------------------------------------------------------------------------------------------------------

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 14 OF 14
September 12, 1995


EXHIBIT B (CONTINUED)
PART II:  SPECIFIC COMPONENTS CHECKLIST

---------------------------------------------------------------------------------------------------
                                        COMPONENT                                          COMPLETE
---------------------------------------------------------------------------------------------------
COURSE OBJECTIVES ARE:
---------------------------------------------------------------------------------------------------
  Goal Oriented
---------------------------------------------------------------------------------------------------
  Measurable
---------------------------------------------------------------------------------------------------
  Written in active tense
---------------------------------------------------------------------------------------------------
INDIVIDUAL LESSON OBJECTIVES ARE:
---------------------------------------------------------------------------------------------------
  Goal-oriented
---------------------------------------------------------------------------------------------------
  Measurable
---------------------------------------------------------------------------------------------------
  Written in active tense
---------------------------------------------------------------------------------------------------
COURSE LENGTH MEETS REQUIREMENTS
---------------------------------------------------------------------------------------------------
COURSE CONTENT/MATERIAL HAS BEEN REVIEWED FOR:
---------------------------------------------------------------------------------------------------
  Technical accuracy
---------------------------------------------------------------------------------------------------
  Inclusion of specific NBD examples illustrating the taught concepts where applicable
---------------------------------------------------------------------------------------------------
  Logical instructional flow
---------------------------------------------------------------------------------------------------
  Content matching objectives and audience
---------------------------------------------------------------------------------------------------
  Consistent leveling among topics
---------------------------------------------------------------------------------------------------
  Formatting consistency
---------------------------------------------------------------------------------------------------
  Inclusion of appropriate on-the-job examples
---------------------------------------------------------------------------------------------------
  Hands-on activities adequate to help students reinforce the knowledge and skills needed on the job
---------------------------------------------------------------------------------------------------
  Practice Exercises providing step-by-step activities on how to perform specific functions
---------------------------------------------------------------------------------------------------
  Practice Exercises are adequate throughout modules
---------------------------------------------------------------------------------------------------
  Independent Exercises are comprehensive, summary exercises of all functions from one lesson or module
---------------------------------------------------------------------------------------------------
  Graphics, charts, diagrams, illustrations are accurate and correct
---------------------------------------------------------------------------------------------------
  Graphics, charts, diagrams, illustrations are appropriately provided where necessary
---------------------------------------------------------------------------------------------------
  Visual aids are provided when necessary
---------------------------------------------------------------------------------------------------
  Student Data Files are complete and correct
---------------------------------------------------------------------------------------------------
  Instructor Notes are complete and accurate
---------------------------------------------------------------------------------------------------
  Pilot Evaluations were utilized and data has been compiled
---------------------------------------------------------------------------------------------------
QUALITY ASSURANCE:
---------------------------------------------------------------------------------------------------
  1st draft edited for grammar, spelling and format
---------------------------------------------------------------------------------------------------
  2nd draft edited for grammar, spelling and format
---------------------------------------------------------------------------------------------------
  Technical writer keystroked
---------------------------------------------------------------------------------------------------
  Instructor Keystroked
---------------------------------------------------------------------------------------------------
  Project tracking sheets maintained and filed for reference
---------------------------------------------------------------------------------------------------

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 15 OF 15
September 12, 1995



EXHIBIT B (CONTINUED)
PART II: SPECIFIC COMPONENTS CHECKLIST


                        COMPONENT                           COMPLETE
CLIENT ACCEPTANCE (NBD):
   Participant satisfaction
   Participants' expectations were met
   The defined NBD process was followed
JOB AIDS:
   Supplied when necessary
   Provide students with tools to integrate skills on the job
EVALUATIONS:
   Designed to measure how well learning objectives were met
   A plan in place to analyze evaluations, measure results, and recommend continuous improvement opportunities
   A plan in place for the post-instruction evaluation

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 16 OF 19
September 15, 1995



EXHIBIT C
INSTRUCTOR EVALUATION FORM

Please see the following page for a detailed description of the Instructor Evaluation spreadsheet.

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 17 OF 19
September 15, 1995






INSTRUCTOR EVALUATION FORM                               EVALUATOR
INSTRUCTOR'S NAME                                        DATE
CLASS                                                    MANAGER
                  EVALUATION CRITERIA                    STRONGLY AGREE    AGREE     NEUTRAL   DISAGREE   STRONGLY DISAGREE     NA
COURSE INTRODUCTION
   Introduces housekeeping information                         5             4          3          2              1              0
   Presents agenda                                             5             4          3          2              1              0
   Has students introduce themselves                           5             4          3          2              1              0
   Asks for student expectations                               5             4          3          2              1              0
   States course objectives                                    5             4          3          2              1              0
INSTRUCTOR PROFESSIONALISM
   Professional Grooming                                       5             4          3          2              1              0
   Greets students                                             5             4          3          2              1              0
   Uses positive body language                                 5             4          3          2              1              0
INSTRUCTOR'S ENERGY
   Voice is clear, easy to hear                                5             4          3          2              1              0
   Friendly, polite, enthusiastic                              5             4          3          2              1              0
   Voice varies in volume and tempo                            5             4          3          2              1              0
   Posture is appropriate                                      5             4          3          2              1              0
   Moves around room                                           5             4          3          2              1              0
   Appears confident                                           5             4          3          2              1              0
PRESENTATION
   Presentation                                                5             4          3          2              1              0
   Prepares materials before class                             5             4          3          2              1              0
   Writing is legible                                          5             4          3          2              1              0
   Written information can be seen                             5             4          3          2              1              0
   References projection display                               5             4          3          2              1              0
   Verifies students are at proper screen before moving on     5             4          3          2              1              0
   Avoids touching students' computers                         5             4          3          2              1              0
PEOPLE SKILLS
   Maintains eye contact                                       5             4          3          2              1              0
   Uses students' names                                        5             4          3          2              1              0
   Listens to students                                         5             4          3          2              1              0
   Encourages students to ask questions                        5             4          3          2              1              0
   Responds to questions to student's satisfaction             5             4          3          2              1              0
   Periodically asks open-ended questions                      5             4          3          2              1              0
   Pauses for students to respond                              5             4          3          2              1              0
   Records unresolved questions                                5             4          3          2              1              0
   Incorporates work examples into presentation                5             4          3          2              1              0
   References are non-discriminatory                           5             4          3          2              1              0
   Refers back to course objectives during presentation        5             4          3          2              1              0
   Keeps discussion on topic                                   5             4          3          2              1              0
   Understands terminology used                                5             4          3          2              1              0
   Provides guidance to students who fall behind               5             4          3          2              1              0
   Allows students adequate time to complete exercises         5             4          3          2              1              0
   Gives positive feedback                                     5             4          3          2              1              0
   Summarizes objective before moving ahead                    5             4          3          2              1              0
TIMING
   Starts class on time                                        5             4          3          2              1              0
   Starts class after breaks on time                           5             4          3          2              1              0
   Adjusts the pacing to fit students' needs                   5             4          3          2              1              0
   Ends class on time                                          5             4          3          2              1              0
   Is available before and after class                         5             4          3          2              1              0
ADDITIONAL COMMENTS
CERTIFICATION
   Is the instructor certified to train this class?            Y             N
   If no, what are the recommendations to attain certification

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 18 OF 19
September 15, 1995


EXHIBIT D
CLOSED ENROLLMENT AND OPEN ENROLLMENT
PRICING AND SPECIAL TERMS

--------------------------------------------------------------------------------------------------------------------------
                                                                                             COST
                                                                   -------------------------------------------------------
                                                                     CLIENT SITE     VENDOR SITE       CLIENT SITE
                                                                   -------------------------------------------------------
                           DESCRIPTION(1)                          CLIENT EQUIPMENT  VENDOR EQUIPMENT  VENDOR EQUIPMENT(2)
--------------------------------------------------------------------------------------------------------------------------
                         CLOSED ENROLLMENT
----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                     COST FOR 1001 + STUDENTS
--------------------------------------------------------------------------------------------------------------------------
8 hour class, per student                                                   75.00             95.00              75.00
--------------------------------------------------------------------------------------------------------------------------
4 hour class, per student                                                   50.00             65.00              50.00
--------------------------------------------------------------------------------------------------------------------------
2 hour class, per student                                                   35.00             45.00              35.00
--------------------------------------------------------------------------------------------------------------------------
Two 4 hour classes or four 2 hour classes, per day per site (Group)        575.00            750.00             575.00
--------------------------------------------------------------------------------------------------------------------------
One 4 hour class or two 2 hour classes, per day per site (Group)           375.00            495.00             375.00
--------------------------------------------------------------------------------------------------------------------------
Premium for services outside of regular business hours (i.e., 8:00
a.m. - 5:00 p.m., Monday - Friday), not to exceed a premium of
30%.
--------------------------------------------------------------------------------------------------------------------------
                     OPEN ENROLLMENT (INACOM)
--------------------------------------------------------------------------------------------------------------------------
8 hour class, per student                                                                                       110.00
--------------------------------------------------------------------------------------------------------------------------
                          OTHER SERVICES
--------------------------------------------------------------------------------------------------------------------------
Executive Training and Consultation for specific training needs,
per hour(3)                                                                 40.00             40.00              40.00
--------------------------------------------------------------------------------------------------------------------------
Tutorial Services Including Travel (6 x $95)                               570.00            570.00             570.00
--------------------------------------------------------------------------------------------------------------------------
Documentation and Consultation fee, per hour                                40.00
--------------------------------------------------------------------------------------------------------------------------
Room Rental Only, per day per site                                                           495.00
--------------------------------------------------------------------------------------------------------------------------




_________________________
1
 Unless otherwise requested or approved by NBD, class enrollment will be limited to a maximum of 12 students.
2
 Equipment will be charged at cost by NTT.
3
 Two hour minimum.

NBD/NTT END USER COMPUTER TRAINING AGREEMENT, PAGE 19 OF 19
SEPTEMBER 15, 1995


EXHIBIT E
NATIONAL TECHTEAM, INC.
TRAINING CENTER AND TRAINING HUB LOCATIONS

NATIONAL TECHTEAM TRAINING CENTER AND TRAINING HUB LOCATIONS. Travel expenses for training provided more than 60 miles from a Hub Location are billable as an additional charge.

  Chicago, IL(4)
  Columbus, OH
  Dearborn, MI
  Flint, MI
  Fort Wayne, IN
  Grand Rapids, MI(4)
  Indianapolis, IN(4)
  Lansing, MI
  London, UK(4)
  Merrillville, IN(4)
  Saginaw, MI
  Southfield, MI(4)
  Troy, MI(4)

CLASS REGISTRATION TELEPHONE NUMBER:  1 (800) 443-4907


_____________________________
4 NTT Training Hub Location.